UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2004

TEXAS INDUSTRIES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4887 (Commission File Number)	75-0832210 (IRS Employer Identification No.)

1341 West Mockingbird Lane, Suite 700, Dallas, Texas (Address of principal executive offices)	75247-6913 (Zip Code)

Registrant’s telephone number, including area code (972) 647-6700

NOT APPLICABLE (Former name or former address if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit 99.1 — Press Release dated March 25, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 25, 2004, Texas Industries, Inc. (the “Registrant”) issued a press release announcing results for the fiscal third quarter ended February 29, 2004. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

Date: March 25, 2004	By:	/s/ Robert C. Moore Name: Robert C. Moore Title: Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No. 99.1	Subject Matter Press Release dated March 25, 2004

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